UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ALSET INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alset Inc.

4800 Montgomery Lane, Suite 210,

Bethesda, MD 20814

October 17, 2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 5, 2024

9 A.M. EASTERN STANDARD TIME

Dear Stockholder,

We cordially invite you to attend our 2024 Annual Meeting of Stockholders to be held at 9:00 A.M. Eastern Standard Time on December 5, 2024. The 2024 Annual Meeting of Stockholders will be held virtually via the Internet at https://agm.issuerdirect.com/AEI (the “Annual Meeting”). The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are posted at https://agm.issuerdirect.com/AEI and your proxy card. This means that you can attend the annual meeting online, vote your shares electronically and submit questions during the online meeting by visiting the above-mentioned website. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world. The attached Notice of Annual Meeting and Proxy Statement describes the business we will conduct at the meeting and provides information about Alset Inc. that you should consider when you vote your shares.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting (via the virtual meeting), please carefully review the enclosed Proxy Statement and then cast your vote.

We hope that you will join us virtually on December 5, 2024.

Sincerely,

/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chairman of the Board and
Chief Executive Officer

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

Notice of 2024 Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting (the “Annual Meeting”) of Stockholders of Alset Inc., a Texas corporation (the “Company”), will be held on:

Date:	December 5, 2024

Time:	9:00 A.M. Eastern Standard Time

Place:	https://agm.issuerdirect.com/AEI

Purpose:	1.	To elect seven (7) directors, each to hold office until the 2025 annual meeting of stockholders and until his or her successor is elected and qualified; and

	2.	To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2024.

Record Date:	The Board of Directors has fixed the close of business on October 8, 2024, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

The proxy statement, the proxy card and the Annual Report are available on the Company’s website at https://www.alsetinc.com/.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail, and the additional information in the accompanying proxy statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

FOR THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board and Chief Executive Officer

Bethesda, MD

October 17, 2024

TABLE OF CONTENTS

General Information	1
Proposal One – Election of Directors	3
Proposal Two – Ratification of the selection of Grassi & Co., CPAs, P.C.as our independent registered public accounting firm for the fiscal year ending December 31, 2024	14
Report of Audit Committee	15
Security Ownership of Certain Beneficial Owners and Management	15
Certain Relationships and Related Person Transactions	16
Executive Compensation	24
Annual Report on Form 10-K	27
Other Matters	27

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 5, 2024

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of Alset Inc., a Texas corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held at 9:00 A.M. Eastern Standard Time on December 5, 2024, at a virtual location.

At the Annual Meeting, stockholders will be asked to consider and vote upon: (1) the election of seven (7) directors, each to hold office until the 2025 annual meeting of stockholders and until his or her successor is elected and qualified; and (2) the ratification of the selection of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

ABOUT THE PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2024

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are available at https://www.alsetinc.com/. The Annual Report, however, is not a part of the proxy solicitation materials.

This proxy is being solicited by the Board of Directors, and the cost of solicitation of the proxies will be paid by the Company. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

Questions and Answers About the Annual Meeting and Voting

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail?

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to the proxy materials for the Annual Meeting via the Internet. Instead of mailing printed copies of our proxy materials to each of our stockholders, we have elected to provide online access to the materials under the SEC’s “notice and access” rules. Accordingly, on or about October 22, 2024, we will mail a Notice of Internet Availability of Proxy Materials, or Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement and the Annual Report, and how to vote your shares. We encourage you to read the proxy materials carefully prior to voting.

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.

The Notice will be sent on or about October 22, 2024 to each of our stockholders of record entitled to vote at the Annual Meeting.

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Voting Rights and Votes Required

The close of business on October 8, 2024, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on such date, we had outstanding and entitled to vote 9,235,119 shares of our common stock, par value $0.001 per share. You may vote your shares of common stock in person (all references to “present” or “in person” in this proxy statement relate to the virtual presence at the Annual Meeting) or by proxy. You may submit your proxy by telephone, via the Internet or if you requested printed proxy materials, by completing the proxy card and mailing it in the envelope provided. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other nominee for instructions on the voting options available to them. To vote in person at the virtual meeting, you may attend the Annual Meeting and deliver your completed proxy card electronically or vote your shares electronically during the virtual meeting.

The presence at the Annual Meeting, whether in person or by valid proxy, of thirty-five percent (35%) of the shares of our common stock entitled to vote will constitute a quorum, permitting us to conduct our business at the Annual Meeting. The record holder of each share of common stock entitled to vote at the Annual Meeting will have one vote for each share so held. Abstentions and broker non-votes will count for quorum purposes.

If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock represented by such proxy will not be considered present at the Annual Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of common stock does return a signed proxy, but is not authorized to vote on one or more matters (with respect to each such matter, a “broker non-vote”), the shares of common stock represented by such proxy will be considered present at the Annual Meeting for purposes of determining the presence of a quorum. A broker that is a member of the New York Stock Exchange is prohibited, unless the stockholder provides the broker with written instructions, from giving a proxy on non-routine matters. Consequently, your brokerage firm or other nominee will have discretionary authority to vote your shares with respect to routine matters but may not vote your shares with respect to non-routine matters.

Election of Directors

Election of directors is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided.

Directors are elected by a plurality of the votes cast when a quorum is present. Stockholders may not cumulate their votes. The seven candidates receiving the highest number of votes will be elected. Because directors are elected by a plurality of the votes, votes withheld from a director nominee and broker non-votes will have no effect on the outcome of the vote.

Ratification of Independent Public Accounting Firm

The affirmative vote of a majority of the votes cast is required to approve the proposal to ratify the selection of our independent registered public accounting firm. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on this proposal, or do not specify your vote on this proposal when voting using the telephone or Internet, your shares will be voted “For” the ratification of the selection of our independent registered public accounting firm in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or Internet, it will have no effect.

We believe that the proposal to ratify the selection of our independent registered public accounting firm is deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on this proposal, your broker or nominee will have the discretion to vote your shares on this proposal.

Voting of Proxies

Most stockholders have three ways to submit a proxy: by telephone, via the Internet or if you requested proxy materials, by completing the proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on the Notice (or proxy card if you requested printed proxy materials). If you requested printed proxy materials, to vote by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

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Our Board of Directors recommends a vote FOR the election of each director nominee, and FOR the ratification of the selection of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by providing written notice to our Secretary at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814, by delivery to us of a properly executed proxy bearing a later date, or by virtually attending the meeting and voting in person electronically at the Annual Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of our common stock, and by our officers and other regular employees (at no additional compensation). We have not engaged a proxy solicitor to distribute our proxy materials and solicit proxies. Our officers and employees may solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Annual Meeting.

Issuer Direct, our transfer agent, shall act as inspector of elections at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Pursuant to our bylaws, our directors are elected at each annual meeting of stockholders, and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation, retirement, disqualification or other removal.

Our Board of Directors currently consists of seven directors. Our Board of Directors has nominated the seven (7) persons listed in the table below for election as directors with terms expiring at the 2025 annual meeting of stockholders. Accordingly, our stockholders may not vote their shares for a greater number of persons than the nominees named below. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the seven nominees, each to hold office until the 2025 annual meeting of stockholders and until his or her successor is elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES.

All of our directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position(s) with Alset Inc.	Served as Director From
Chan Heng Fai	79	Founder, Chairman of the Board and Chief Executive Officer	2018
Wong Tat Keung	54	Director	2020
William Wu	58	Director	2020
Wong Shui Yeung	54	Director	2021
Lim Sheng Hon Danny	32	Director	2022
Joanne Wong Hiu Pan	48	Director	2022
Chan Tung Moe	46	Director and Co-Chief Executive Officer	2022

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Chan Heng Fai founded our company and has served as our Chairman of the Board and Chief Executive Officer since inception. Mr. Chan is an expert in banking and finance, with 45 years of experience in these industries. He has restructured numerous companies in various industries and countries during the past 40 years. Mr. Chan has served as the Chief Executive Officer of our subsidiary Alset International Limited (“AIL”), an SGX listed company, since April 2014. Mr. Chan joined the Board of Directors of AIL in May 2013. Mr. Chan has also served as the Chairman of HWH International Inc. (formerly known as Alset Capital Acquisition Corp.), a Nasdaq listed company, since October 2021. From 1995 to 2015, Mr. Chan served as Managing Chairman of Hong Kong-listed Zensun Enterprises Limited (“Zensun”), an investment holding company. Mr. Chan had previously served as a member of the Board of Zensun from September 1992 until July 2015. Mr. Chan was formerly the Managing Director of SingHaiyi Group Pte. Ltd. (formerly known as SingHaiyi Group Ltd. which was listed with SGX), a property development company, from March 2003 to September 2013, and the Executive Chairman of China Gas Holdings Limited, a HKSE listed company, an investor and operator of city gas pipeline infrastructure in China from 1997 to 2002.

Mr. Chan has served as an executive director of DSS, Inc., a NYSE listed company, since January 2017 and as Executive Chairman of the Board since March 2019. Mr. Chan served as a member of the Board of Directors of OptimumBank Holdings, Inc., a Nasdaq listed company, from June 2018 until April 2022. He has also served as a director of our subsidiary LiquidValue Development Inc., a public company reporting to SEC, since January 2017. Mr. Chan has served as a director of our subsidiary Hapi Metaverse Inc. (formerly known as GigWorld Inc.), since October 2014. Mr. Chan has served as a member of the Board of Directors of Sharing Services Global Corporation, an OTC Pink listed company, since April 2020. Mr. Chan has served as a member of the Board of Value Exchange International Inc., an OTCQB listed company, since December 2021. Mr. Chan also served as a director of Holista CollTech Ltd., an ASX listed company, from July 2013 until June 2021.

Mr. Chan was formerly a director of Global Medical REIT Inc., a healthcare facility real estate company, from December 2013 to July 2015. He also served as a director of Skywest Ltd., a public Australian airline company from 2005 to 2006. Additionally, Mr. Chan served as a member of the Board of Directors of RSI International Systems, Inc., a Toronto Stock Exchange-listed company, the developer of RoomKeyPMS, a web-based property management system, from June 2014 to February 2019.

Mr. Chan has committed that the majority of his time will be devoted to managing the affairs of our company and its subsidiaries; however, Mr. Chan may engage in other business ventures.

As our founder, Chairman, Chief Executive Officer and our largest stockholder, Mr. Chan leads the board and guides our company. Mr. Chan brings extensive real estate and digital transformation technology knowledge to our company and a deep background in growth companies, emerging markets, mergers and acquisitions, and capital market activities. His service as Chairman and Chief Executive Officers creates a critical link between management and the board.

Wong Tat Keung joined the Board of Directors of our company in November 2020. Since 2010, Mr. Wong has served as the director of Aston Wong CPA Limited. Mr. Wong has served as a member of the Board of Directors of HWH International Inc. (formerly known as Alset Capital Acquisition Corp.) since January 2022. He has been an independent non-executive director of Alset International since January 2017. Mr. Wong has been an independent non-executive director of Roma Group Limited, a valuation and technical advisory firm, since March 2016, and has served as an independent non-executive director of Lerthai Group Limited, a property, investment, management and development company, since December 2018. Previously, he served as the director and sole proprietor of Aston Wong & Co., a registered certified public accounting firm, from January 2006 to February 2010. From January 2005 to December 2005, he was a Partner at Aston Wong, Chan & Co., Certified Public Accountants. From April 2003 to December 2004, he served at Gary Cheng & Co., Certified Public Accountants as Audit Senior. He served as an Audit Junior to Supervisor of Hui Sik Wing & Co., Certified Public Accountants from April 1993 to December 1999. He served as an independent non-executive director of SingHaiyi from July 2009 to July 2013 and ZH Holdings from December 2009 to July 2015. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong. He is a Fellow Member of Association of Chartered Certified Accountants and an Associate Member of the Hong Kong Institute of Certified Public Accountants. He holds a Master in Business Administration degree (financial services) from the University of Greenwich, London, England.

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Mr. Wong demonstrates extensive knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, making him well-qualified to serve as an independent member of the board. Mr. Wong serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

William Wu joined the Board of Directors of our company in November 2020. Mr. Wu, has served as the Responsible Officer for Corporate Finance and Assets Management of Investment Banking at Glory Sun Securities Limited since January 2019. Mr. Wu has served as a member of the Board of Directors of HWH International Inc. (formerly known as Alset Capital Acquisition Corp.) since January 2022. Mr. Wu previously served as the executive director and chief executive officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a member of the Board of Directors of DSS, Inc. since October of 2019. Mr. Wu has served as a director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a director and chief executive officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the chief executive officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a chartered financial analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 29 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong).

Mr. Wu demonstrates extensive knowledge of complex, cross-border financial matters highly relevant to our business, making him well-qualified to serve as an independent member of the board. Mr. Wu serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

Wong Shui Yeung joined the Board of Directors of our company in November 2021. Mr. Wong is a practicing member and fellow member of Hong Kong Institute of Certified Public Accountants and holds a bachelor’s degree in business administration. He has over 25 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company secretarial practice. Mr. Wong has served as an independent non-executive director of Alset International Limited since June 2017, the shares of which are listed on the Catalist Board of Singapore Stock Exchange. Mr. Wong is the Chairman of the Audit & Risk Management Committee and the Remuneration Committee of Alset International Limited. Mr. Wong has served as a member of the Board of Directors of HWH International Inc. (formerly known as Alset Capital Acquisition Corp.) since January 2022. Mr. Wong has served as a member of the Board of Value Exchange International Inc. since April 2022, the shares of which are listed on OTC markets. Mr. Wong has served as a member of the Board of DSS, Inc. since July 2022, the shares of which are listed on NYSE. Mr. Wong has served as a member of the Board of First Credit Finance Group Limited since February 2024, the shares of which are listed on HKSE. Mr. Wong was an independent non-executive director of SMI Holdings Group Limited from April 2017 to December 2020, the shares of which were listed on the Main Board of The Stock Exchange of Hong Kong Limited and was an independent non-executive director of SMI Culture & Travel Group Holdings Limited from December 2019 to November 2020, the shares of which were listed on the Main Board of The Stock Exchange of Hong Kong Limited.

Mr. Wong’s knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, qualify him to serve as an independent member of the board. Mr. Wong serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

Lim Sheng Hon Danny joined the Company as a director in October 2022. Mr. Lim has served as Senior Vice President, Business Development and as Executive Director of the Company’s subsidiary, Alset International Limited, an SGX listed company since 2020. Mr. Lim has served as a member of the board of DSS, Inc., an NYSE listed company, since October 2023. Mr. Lim has served as Chief Operating Officer and as Chief Strategic Officer of the Company’s subsidiary HWH International Inc. (formerly known as Alset Capital Acquisition Corp.), a Nasdaq listed company, since February 2024. Mr. Lim has served as a member of the Board of Value Exchange International Inc., an OTCQB listed company, since December 2023.

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Mr. Lim has over 8 years of experience in business development, merger & acquisitions, corporate restructuring and strategic planning and execution. Mr. Lim manages business development efforts for Alset International Limited, focusing on corporate strategic planning, merger and acquisition and capital markets activities. He oversees and ensures the executional efficiency of the Group and facilitates internal and external stakeholders on the implementation of the Group’s strategies. Mr. Lim liaises with corporate partners or investment prospects for potential working/investment collaborations, and operational subsidiaries locally and overseas to augment close parent-subsidiary working relationship. Mr. Lim graduated from Singapore Nanyang Technological University with a Bachelor’s Degree with Honors in Business, specializing in Banking and Finance.

The board of directors appointed Mr. Lim in recognition of his extensive knowledge of our Company and its subsidiaries and his ability to assist the Company in expanding its business.

Joanne Wong Hiu Pan currently serves as Director and Responsible Officer of BMI Funds Management Limited, a Financial Advisor in Hong Kong. In October 2022, she became a director of Alset Inc. Ms. Wong also serves as Director of A-link Services Limited, a consulting company that brings together professionals with rich experience in different fields to provide the most suitable solutions to meet the needs of different clients. In addition, Ms. Wong also serves as Senior Consultant of Global Intelligence Trust, which provides professional trust service to individual, corporate and institutional customers. Ms. Wong has served as a member of the Board of Directors of DSS, Inc., a NYSE listed company, since July of 2022. Ms. Wong graduated from the Chinese University of Hong Kong Faculty of Science with a Bachelor’s degree in 1999.

Ms. Wong has extensive expertise in a wide array of strategic, business, turnaround and regulatory matters across several industries as a result of her executive management, educational and operational experience, making her well-qualified to serve as an independent member of the board.

Chan Tung Moe was appointed Co-Chief Executive Officer of our Company in July 2021 and joined our Board of Directors in October 2022. Chan Tung Moe also serves as the Co-Chief Executive Officer and Executive Director of Alset International. Chan Tung Moe is responsible for Alset International’s international real estate business (including serving as Co-Chief Executive Officer and a member of the Board of Alset International’s subsidiary LiquidValue Development Inc.). Chan Tung Moe has served as a director of DSS, Inc., a NYSE listed company, since September 2020. From April 2014 to June 2015 Chan Tung Moe was the Chief Operating Officer of HKSE listed Zensun Enterprises Limited (formerly known as Heng Fai Enterprises Limited) and was responsible for that company’s global business operations consisting of REIT ownership and management, property development, hotels and hospitality, as well as property and securities investment and trading. Prior to that, he was an executive director (from March 2006 to February 2014) and the Chief of Project Development (from April 2013 to February 2014) of SingHaiyi Group Ltd, overseeing its property development projects. He was also a non-executive director of the Toronto Stock Exchange-listed RSI International Systems Inc., a hotel software company, from July 2007 to August 2016.

Chan Tung Moe has a diverse background and experience in the fields of property, hospitality, investment, technology and consumer finance. He holds a Master’s Degree in Business Administration with honors from the University of Western Ontario, a Master’s Degree in Electro-Mechanical Engineering with honors and a Bachelor’s Degree in Applied Science with honors from the University of British Columbia. Chan Tung Moe is the son of Chan Heng Fai.

The board of directors appointed Chan Tung Moe in recognition of his extensive knowledge of real estate and ability to assist the Company in expanding its business.

Executive Officers

The following table sets forth certain information regarding our executive officers and key employees who are not also directors.

Name	Age	Position(s) with Alset Inc.
Lui Wai Leung Alan	54	Co-Chief Financial Officer
Rongguo Wei	53	Co-Chief Financial Officer
Charles MacKenzie	53	Chief Development Officer
Michael Gershon	52	Chief Legal Officer

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Lui Wai Leung Alan has been our Co-Chief Financial Officer since March 2018. Mr. Lui has been the Chief Financial Officer of Alset International since November 2016 and served as its Acting Chief Financial Officer since June 2016. Mr. Lui has served as an Executive Director of Alset International since July 2020. Mr. Lui has served as a director and Chief Financial Officer of BMI Capital Partners International Ltd, a Hong Kong investment consulting company, since October 2016. He has also served as a director of LiquidValue Asset Management Pte Limited, a Singapore fund management company, since April 2018. Both companies are wholly owned subsidiaries of Alset International. Mr. Lui has served as the Co-Chief Financial Officer of LiquidValue Development Inc. since December 2017 and has served as the Co-Chief Financial Officer of Alset EHome Inc. since October 2017. Mr. Lui has served as Chief Financial Officer of Hapi Metaverse Inc. since May 2016 and has served as a director of one of Hapi Metaverse’s subsidiaries since July 2016. From June 1997 through March 2016, Mr. Lui served in various executive roles at Zensun Enterprises Limited (formerly known as Heng Fai Enterprises Limited), a Hong Kong-listed company, including as Financial Controller. Mr. Lui oversaw the financial and management reporting focusing on its financing operations, treasury investment and management. He has extensive experience in financial reporting, taxation and financial consultancy and management. Mr. Lui is a certified practicing accountant in Australia and received a Bachelor’s degree in Business Administration from the Hong Kong Baptist University.

Rongguo Wei has been our Co-Chief Financial Officer since March 2018. Mr. Wei has served as the Chief Financial Officer of LiquidValue Development Inc. since March 2017. Mr. Wei is a finance professional with more than 15 years of experience working in public and private corporations in the United States. As the Chief Financial Officer of SeD Development Management LLC, Mr. Wei is responsible for oversight of all finance, accounting, reporting and taxation activities for that company. Prior to joining SeD Development Management LLC in August 2016, Mr. Wei worked for several different U.S. multinational and private companies including serving as Controller at American Silk Mill, LLC, a textile manufacturing and distribution company, from August 2014 to July 2016, serving as a Senior Financial Analyst at Air Products & Chemicals, Inc., a manufacturing company, from January 2013 to June 2014, and serving as a Financial/Accounting Analyst at First Quality Enterprise, Inc., a personal products company, from 2011 to 2012. Mr. Wei served as a member of the Board of Directors of Amarantus Bioscience Holdings, Inc., a biotech company, from February to May 2017, and has served as Chief Financial Officer of that company from February 2017 until November 2017. Before Mr. Wei came to the United States, he worked as an equity analyst at Hong Yuan Securities, an investment bank in Beijing, China, concentrating on industrial and public company research and analysis. Mr. Wei is a certified public accountant and received his Master of Business Administration from the University of Maryland and a Master of Business Taxation from the University of Minnesota. Mr. Wei also holds a Master in Business degree from Tsinghua University and a Bachelor’s degree from Beihang University.

Charles MacKenzie was appointed our Chief Development Officer in December 2019. Mr. MacKenzie has served as a member of the Board of Directors of LiquidValue Development Inc. since December 2017. He has served as Chief Executive Officer-United States of Alset EHome Inc. since April 2020 and has served as the Chief Development Officer for SeD Development Management LLC, a subsidiary of Alset EHome Inc., since July 2015. Mr. MacKenzie also serves as a member of the Board of Directors of Alset EHome Inc. since October 2017. He was previously the Chief Development Officer for Inter-American Development (IAD), a subsidiary of Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited) from April 2014 to June 2015. Mr. MacKenzie is the Founder and President of MacKenzie Equity Partners, specializing in mixed-use real estate investments since 2006, and served in various brokerage and development roles with MacKenzie Commercial Real Estate Services from 1997 to 2006. Mr. MacKenzie was also the owner of Smartbox Portable Storage, a residential moving and storage company, from October 2006 to a successful sale in February 2017. Mr. MacKenzie focuses on acquisitions and development of residential and mixed-use projects within the United States. Mr. MacKenzie specializes in site selection, contract negotiations, marketing and feasibility analysis, construction and management oversight, building design and investor relations. Mr. MacKenzie has developed over 1,300 residential units including single family homes, multifamily, and senior living dwellings totaling more than $110 million and over 650,000 square feet of commercial real estate valued at over $100 million. Mr. MacKenzie received a B.A. and graduate degree from St. Lawrence University, where he served on Board of Trustees from 2003 to 2007.

Key Employees

Michael Gershon has been our Chief Legal Officer since October 2018. Mr. Gershon has served as Chief Legal Officer of our subsidiary SeD Development Management LLC since April 2019 and from February 2017 until April 2019 served as Associate Corporate Counsel of that subsidiary. Prior to joining our company, Mr. Gershon served as an attorney adviser with the Division of Corporation Finance at the U.S. Securities and Exchange Commission from November 2015 until November 2016 and served as an associate at the law firm of Wuersch & Gering LLP from August 2004 until January 2015. Mr. Gershon received a B.A. degree in economics from Boston College and a J.D. from Georgetown University Law Center.

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Director Compensation

The following table sets forth the cash and non-cash compensation awarded to or earned by the members of our Board of Directors during the fiscal year ended December 31, 2023, except for Chan Heng Fai and Chan Tung Moe, whose information is set forth in the executive summary compensation table further below in this proxy statement:

Name	Salary	Bonus	Total Compensation
Wong Tat Keung (1)	$42,360	-	$42,360
William Wu	$20,000	-	$20,000
Wong Shui Yeung (2)	$42,360	-	$42,360
Lim Sheng Hon Danny (3)	$193,784	-	$193,784
Joanne Wong Hiu Pan	$18,000	-	$18,000

(1) Wong Tat Keung is compensated as both a member of the Board of Directors of Alset International and a member of the Company’s Board of Directors.

(2) Wong Shui Yeung is compensated as both a member of the Board of Directors of Alset International and a member of the Company’s Board of Directors.

(3) Lim Sheng Hon Danny is compensated as both a member of the Board of Directors of the Company, and as a member of the Board of Directors and officer of Alset International Limited.

We intend to compensate each non-employee director through annual stock option grants and by paying a quarterly cash fee. In addition to receiving compensation from our company, each of Chan Heng Fai, Chan Tung Moe and Lim Sheng Hon Danny has been compensated by our subsidiary, Alset International, for their services as an officer, director or employee of that company. Certain members of our Board of Directors are currently compensated by Alset International for their services as directors of that company. Our Board of Directors will review director compensation annually and adjust it according to then current market conditions and good business practices.

On February 16, 2022, our Board of Directors set the annual cash compensation for the independent members of our Board of Directors for 2022. In addition to their current compensation of $1,000 per month, independent members of the Board of Directors will also be paid an additional payment of $2,000 for each Board or Board Committee meeting that such independent member shall attend during the fiscal year ending December 31, 2023. In 2024 the compensation to members of our Board of Directors was increased to $5,000 per quarter.

Certain of our directors are compensated for services on the Board of Directors of companies in which we are a stockholder, including but not limited to DSS, Inc., which compensates William Wu, Wong Shui Yeung and Joanne Wong Hiu Pan.

Corporate Governance

Board Composition

Our Board of Directors currently consists of seven members. Our Board of Directors has undertaken a review of the independence of our directors and has determined that all of our current directors, except Chan Heng Fai, Chan Tung Moe and Lim Sheng Hon Danny, are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each director shall be elected to the Board of Directors to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our company from time to time. Currently, Chan Heng Fai serves as Chairman of the Board and Chief Executive Officer, working closely with the rest of the Board as well as Executives of the Company. Mr. Chan sets the strategic direction for the Company and provides day-to-day leadership. As Chairman of the Board of Directors, Mr. Chan further oversees the agenda for board meetings in collaboration with the other board members.

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Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors periodically consults with management regarding the Company’s risks.

Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through the Audit Committee of our Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.

Board Committees

Our Board of Directors has an Audit Committee, a Nominations and Corporate Governance Committee and a Compensation Committee. Each of these committees is currently composed of Wong Tat Keung, Wong Shui Yeung and William Wu.

Our Audit Committee and Compensation Committee each comply with the listing requirements of the Nasdaq Marketplace Rules. At least one member of the Audit Committee will be an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, and each member will be “independent” as that term is defined in Rule 5605(a) of the Nasdaq Marketplace Rules. Our Board of Directors has determined that each of Wong Tat Keung, Wong Shui Yeung, Joanne Wong Hiu Pan and William Wu is independent.

Audit Committee

Our Audit Committee was established in November of 2020 and met three times during the fiscal year ended December 31, 2023. The primary purpose of our Audit Committee is to assist the Board of Directors in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

●	hiring the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;

●	reviewing and approving the planned scope of the annual audit and the results of the annual audit;

●	pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

●	reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;

●	reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

●	reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

●	periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;

●	in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;

●	reviewing potential conflicts of interest under and violations of our code of conduct;

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●	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

●	reviewing and approving related-party transactions; and

●	reviewing and evaluating, at least annually, our Audit Committee’s charter.

With respect to reviewing and approving related-party transactions, our Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, as a smaller reporting company, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board of Directors membership. Our Audit Committee could approve a related-party transaction if it determines that the transaction is in our best interest. Our directors are required to disclose to this Committee or the full Board of Directors any potential conflict of interest, or personal interest in a transaction that our Board of Directors is considering. Our executive officers are required to disclose any related-party transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the Nasdaq Stock Market listing rules. Our Board of Directors has determined that Wong Tat Keung qualifies as an Audit Committee financial expert.

Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee.

The Board of Directors has adopted a charter for the Audit Committee, which is available in the corporate governance section of our website at https://www.alsetinc.com/.

Nominations and Corporate Governance Committee

The primary purpose of our Nominations and Corporate Governance Committee is to assist our Board of Directors in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. Our Nominations and Corporate Governance Committee was established in 2021 and met one time during the fiscal year ended December 31, 2023; prior to its formation, the functions of this committee were addressed by the Board of Directors. The functions of our Nominations and Corporate Governance Committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors;

●	determining the minimum qualifications for service on our Board of Directors;

●	developing and recommending to our Board of Directors an annual self-evaluation process for our Board of Directors and overseeing the annual self-evaluation process;

●	developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board of Directors any changes to such principles; and

●	periodically reviewing and evaluating our Nominations and Corporate Governance Committee’s charter.

The Board of Directors has adopted a charter for the Nominations and Corporate Governance Committee, which is available in the corporate governance section of our website at https://www.alsetinc.com/.

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Compensation Committee

Our Compensation Committee was established at the time of our initial public offering in November 2020 and met one time during the fiscal year ended December 31, 2023. Prior to the establishment of the Compensation Committee, the functions of such committee were administered by the entire Board of Directors. The primary purpose of our Compensation Committee is to assist our Board of Directors in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this Committee reviews all components of executive officers and employees compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

●	designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;

●	reviewing and formulating policy and determining the compensation of our Chief Executive Officer, our other executive officers and employees;

●	reviewing and recommending to our Board of Directors the compensation of our non-employee directors;

●	reviewing and evaluating our compensation risk policies and procedures;

●	administering our equity incentive plans and granting equity awards to our employees, consultants and directors under these plans;

●	administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;

●	if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;

●	engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

●	reviewing and evaluating, at least annually, our Compensation Committee’s charter.

The Board of Directors has adopted a charter for the Compensation Committee, which is available in the corporate governance section of our website at https://www.alsetinc.com/.

The Compensation Committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

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Code of Conduct for Employees, Executive Officers and Directors

We have adopted a code of conduct applicable to all of our employees, executive officers and directors. The code of conduct is available in the corporate governance section of our website at https://www.alsetinc.com/.

The Audit Committee of our Board of Directors is responsible for overseeing the code of conduct and must approve any waivers of the code of conduct for employees, executive officers or directors.

Meetings of the Board of Directors

The Board of Directors held three meetings during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each director attended the meetings of the Board of Directors.

Directors are encouraged, but not required, to attend the annual meeting of stockholders.

Director Nomination Process

The process followed by Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board of Directors.

In determining whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, our Board of Directors considers the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Board of Directors considers the value of diversity when recommending candidates. The Board views diversity broadly to include diversity of experience, skills and viewpoint. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Stockholders may recommend individuals to our Board for consideration as potential director candidates. The Board will evaluate stockholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.

Stockholders may directly nominate a person for election to our Board of Directors by complying with the procedures set forth in Section 2.13 of our bylaws, and with the rules and regulations of the SEC. Under our bylaws, for business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary not later than ninety (90) calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within thirty (30) days of the anniversary of the previous year’s annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to our bylaws may provide the information required for notice of a stockholder proposal simultaneously with the written request for the meeting submitted to the Secretary or within ten (10) calendar days after delivery of the written request for the meeting to the Secretary.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing stockholder, and the classes and number of shares of the Corporation held by the proposing stockholder.

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(b) If the notice is in regard to a nomination of a candidate for election as director: (a) the name, age, and business and residence address of the candidate; (b) the principal occupation or employment of the candidate; and (c) the class and number of shares of the Company beneficially owned by the candidate.

Board Diversity

The Board of Directors does not have a formal policy regarding board diversity for our board of directors as a whole nor for each individual member. The Nominations and Corporate Governance Committee does consider such factors as gender, race, ethnicity, experience and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the board of directors.

As required by the Nasdaq Rules that were approved by the SEC in August 2021, the Company is providing information about the gender and demographic diversity of its directors in the format required by Nasdaq Rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.

Board Diversity Matrix (as of October 17, 2024)

Total Number of Directors	7

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity
Directors	1	6	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	6	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	-	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

Stockholder Communications with the Board of Directors

You can contact our Board of Directors to provide comments, to report concerns, or to ask questions, at the following address:

Alset Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

Communications are distributed to our Board of Directors, or to any individual director, as appropriate, depending on the facts and circumstances outlined in the communication.

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PROPOSAL TWO

RATIFICATION OF THE SELECTION OF GRASSI & CO., CPAS, P.C. AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2024

Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected Grassi & Co., CPAs, P.C.to audit our consolidated financial statements for the fiscal year ending December 31, 2024.

Although stockholder approval of the selection of Grassi & Co., CPAs, P.C. is not required by law, our Board of Directors and the Audit Committee believe it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Grassi & Co., CPAs, P.C. Additionally, we are considering various actions to reduce our operating expenses. Even if this proposal is approved, the Audit Committee may reconsider its selection of Grassi & Co., CPAs, P.C. as part of our expense reduction efforts.

During the two most recent fiscal years and through December 22, 2021, the date on which the Company engaged Grassi & Co., CPAs, P.C., the Company has not consulted with Grassi & Co., CPAs, P.C. regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Grassi & Co., CPAs, P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

We expect representatives of Grassi & Co., CPAs, P.C. to attend the annual meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired.

Fees of Independent Registered Public Accounting Firm

The following table indicates the fees paid by us for services performed for the years ended December 31, 2023 and December 31, 2022:

	Year Ended December 31, 2023	Year Ended December 31, 2022

Audit Fees	$275,370	$294,750
Audit-Related Fees	$48,806	$24,500
Tax Fees	$6,165	$6,000
All Other Fees	$0	$0
Total	$330,341	$325,250

Audit Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors during the years ended December 31, 2023 and December 31, 2022 for the audit of our financial statements and review of our Form 10-Qs.

Tax Fees. This category includes the aggregate fees billed for tax services rendered in the preparation of our federal and state income tax returns.

All Other Fees. This category includes the aggregate fees billed for all other services, exclusive of the fees disclosed above, rendered during the years ended December 31, 2023 and December 31, 2022.

Pre-Approval Policies and Procedures

Our Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

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All audit services and all non-audit services in fiscal year ended December 31, 2023 were pre-approved by our Audit Committee. Our Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF GRASSI & CO., CPAS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 and discussed them with the Company’s management.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

By the Audit Committee of the Board of Directors of Alset Inc.

William Wu

Wong Tat Keung

Wong Shui Yeung

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock as of October 8, 2024, referred to in the table below as the “Beneficial Ownership Date,” by:

●	each person who is known to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

●	each member of our Board of Directors, director nominees and each of our named executive officers individually; and

●	all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date and shares of restricted stock subject to vesting until the occurrence of certain events, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person (however, neither the stockholder nor the directors and officers listed below own any stock options or warrants to purchase shares of our common stock at the present time). The percentages of beneficial ownership are based on 9,235,119 shares of common stock outstanding as of the Beneficial Ownership Date.

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To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address (1)	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares

Chan Heng Fai (2)	6,164,175	66.7%
Wong Tat Keung	0
William Wu	0
Wong Shui Yeung	0
Chan Tung Moe	0
Lim Sheng Hon Danny	0
Joanne Wong Hiu Pan	0
Lui Wai Leung Alan	0
Rongguo Wei	0
Charles MacKenzie	0
All Directors and Officers (10 individuals)	6,164,175	66.7%

(1)	Except as otherwise indicated, the address of each of the persons in this table is c/o Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814.

(2)	Represents 319,000 shares of common stock owned of record by HFE Holdings Limited, of which Chan Heng Fai has sole voting and investment power with respect to such shares and 5,845,175 shares of common stock directly held by Chan Heng Fai.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

Our Board of Directors intends to adopt a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. Related persons include any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons. Related person transactions refer to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which (i) we were or are to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had or will have a direct or indirect material interest. Related person transactions include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person, in each case subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

We expect that the policy will provide that in any related person transaction, our Audit Committee and Board of Directors will consider all of the available material facts and circumstances of the transaction, including: the direct and indirect interests of the related persons; in the event the related person is a director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s independence; the risks, costs and benefits of the transaction to us; and whether any alternative transactions or sources for comparable services or products are available. After considering all such facts and circumstances, our Audit Committee and Board of Directors will determine whether approval or ratification of the related person transaction is in our best interest. For example, if our Audit Committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our Board of Directors that such transaction be approved or ratified. In addition, if a related person transaction will compromise the independence of one of our directors, our Audit Committee may recommend that our Board of Directors reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

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Transactions and Relationships with Directors, Officers and 5% Stockholders

Notes Payable

Chan Heng Fai provided an interest-free, due on demand advance to SeD Perth Pty. Ltd. for its general operations. On December 31, 2023 and 2022, the outstanding balance was $12,716 and $12,668, respectively.

Chan Heng Fai provided an interest-free, due on demand advance to Hapi Metaverse Inc. for its general operations. As of December 31, 2023 and December 31, 2022, the outstanding balance was $4,153 and $4,158, respectively

Management Fees

MacKenzie Equity Partners, LLC, an entity owned by Charles MacKenzie, a Chief Development Officer of the Company, has a consulting agreement with a majority-owned subsidiary of the Company. Pursuant to an agreement entered into in June of 2022, as supplemented in August, 2023, the Company’s subsidiary has paid $25,000 per month for consulting services. In addition, MacKenzie Equity Partners has been paid certain bonuses, including (i) a sum of $50,000 in June, 2022; (ii) a sum of $50,000 in August 2023; and (iii) a sum of $50,000 in December 2023.

Notes Receivable from a Related Party Companies

On March 2, 2020 and on October 29, 2021, the Company’s indirect subsidiary LiquidValue Asset Management Pte. Ltd. (“LiquidValue”) received two $200,000 Promissory Notes and on October 29, 2021 Alset International received $8,350,000 Promissory Note from American Medical REIT Inc. (“AMRE”), a company which is 15.8% owned by LiquidValue as of December 31, 2022. Chan Heng Fai and Chan Tung Moe are directors of AMRE. The notes carry interest rates of 8% and are payable in two, three years and 25 months, respectively. LiquidValue also received warrants to purchase AMRE shares at the exercise price of $5.00 per share. The amount of the warrants equals to the note principal divided by the exercise price. If AMRE goes to IPO in the future and IPO price is less than $10.00 per share, the exercise price shall be adjusted downward to fifty percent (50%) of the IPO price. In March 2022 the Company converted two $200,000 loans, together with associated warrants into 167,938 common shares of AMRE, and increased its ownership in AMRE from 3.4% to 15.8%. On July 12, 2022, pursuant to Assignment and Assumption Agreement from February 25, 2022, as amended on July 12, 2022, the Company sold the $8,350,000 loan, together with accrued interest, to DSS Inc. for a purchase price of 21,366,177 shares of DSS’s common stock. The loss from this transaction of $1,089,675 was calculated as the difference between the face value of promissory note together with accrued interest and the fair value of DSS stock on July 12, 2022, and was recorded under Other Expense in Statement of Operations.

As of December 31, 2022, the Company provided advances for operation of $236,699 to HWH World Co., a direct sales company in Thailand of which the Company holds approximately 19% ownership. The subsidiary holding investment in HWH World Co. was sold during 2023.

In the first quarter of 2022, a subsidiary of the Company made a non-interest bearing advance in the amount of $476,250 on behalf of Alset Investment Pte. Ltd., a company 100% owned by one of our directors. Such advance was made in connection with a private placement into Alset Capital Acquisition Corp. by its sponsor, Alset Acquisition Sponsor, LLC. During 2022 Alset Investment repaid all balance due of $476,250.

In June 2022, Alset International Limited, a subsidiary of the Company, entered into a stock purchase agreement with one of our directors and paid $1,746,279 to one of our directors as the consideration for purchase of 7,276,163 common shares of Value Exchange International. This transaction was terminated under the agreement of both parties thereafter. On October 17, 2022 the Company purchased 7,276,163 common shares of Value Exchange International for an aggregate purchase price of $1,743,734. After the transaction the Company owns approximately 48.7% of Value Exchange International. Due to differences in purchase prices the director owes the Company $2,545 at December 31, 2023.

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On December 31, 2023, the total convertible note receivable from Ketomei Pte. Ltd. (“Ketomei”) was $368,299. Considering ASC 326 and after reviewing the performance of Ketomei, the Company decided to record 100% impairment for the convertible note receivable and investment in this associate.

On June 10, 2021, the Company’s indirect subsidiary Hapi Café Inc. (“HCI-T”) signed a convertible loan agreement with Ketomei, pursuant to which HCI-T has agreed to grant Ketomei a loan of an aggregate principal amount of $75,525. On March 21, 2022, HCI-T signed a legally binding term sheet with Ketomei, and HCI-T has agreed to invest in Ketomei $258,186 for 28% interest in Ketomei. The investment was partially paid by the $75,525 loan borrowed to Ketomei and the accrued interest of $6,022. The balance of $183,311 was paid in cash.

On July 28, 2022 HCI-T entered into binding term sheet with Ketomei and Tong Leok Siong Constant, pursuant to which HCI-T lent Ketomei $43,254. This loan had a 0% interest rate for the first 60 days and an interest rate of 8% per annum afterwards.

On August 4, 2022, the same parties entered into another binding term sheet (the “Second Term Sheet”) pursuant to which HCI-T agreed to lend Ketomei up to $260,600 pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 8%. As of August 31, 2023, the $263,766 loan was paid by the $214,903 loan borrowed to Ketomei and $48,862 was paid for the expenses on behalf of Ketomei. In addition, pursuant to the Second Term Sheet, the July 28, 2022, loan was modified to include conversion rights. The Parties agree that the conversion rate will be at approximately $0.022 per share.

On August 31, 2023, the same parties entered into another binding term sheet pursuant to which HCI-T agreed to lend Ketomei up to $36,634 pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. As of October 31, 2023, the $37,876 loan was paid to Ketomei.

On October 26, 2023, the same parties entered into another binding term sheet pursuant to which HCI-T agreed to lend Ketomei up to $37,876 pursuant to a non- convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. As of December 31, 2023, the $6,766 loan was paid to Ketomei. HCI-T will pay the balance of $31,110 to Ketomei in the future.

The amount due from Ketomei at December 31, 2023 and 2022 are $0 and $198,125 respectively.

On October 13, 2021, the Company’s indirect subsidiary, BMI Capital Partners International Limited (“BMI”) entered into loan agreement with Liquid Value Asset Management Limited (“LVAML”), a subsidiary of DSS, pursuant to which BMI agreed to lend $3,000,000 to LVAML. The loan has variable interest rate and matures on January 12, 2023, with automatic three-month extensions. The purpose of the loan is to purchase a portfolio of trading securities by LVAM. BMI participates in the losses and gains from portfolio based on the calculations included in the loan agreement. As of December 31, 2023 and 2022 LVAML owes the Company $534,671 and $3,042,811, respectively.

On September 28, 2023 Alset International Limited (“AIL”) entered into loan agreement with Value Exchange International Inc. (“VEII”), pursuant to which AIL agreed to lend $500,000 to VEII. The loan carries simple annual interest rate of 8% and matures on March 28, 2024. As of December 31, 2023 the Company accrued $10,000 interest and VEII owed AIL $510,000.

Purchase of Alset International shares

On January 17, 2022 the Company entered into securities purchase agreement with Chan Heng Fai, pursuant to which the Company agreed to purchase from Chan Heng Fai 293,428,200 ordinary shares of Alset International for a purchase price of 1,473,449 newly issued shares of the Company’s common stock. On February 28, 2022, the Company and Mr. Chan entered into an amendment to this securities purchase agreement pursuant to which the Company shall purchase these 293,428,200 ordinary shares of Alset International for a purchase price of 1,765,964 newly issued shares of the Company’s common stock. The closing of this transaction with Mr. Chan was subject to approval of the Nasdaq and the Company’s stockholders. These 293,428,200 ordinary shares of Alset International represent approximately 8.4% of the 3,492,713,362 total issued and outstanding shares of Alset International.

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Sale of Securities of True Partner Limited

On March 12, 2021, the Company purchased 62,122,908 ordinary shares of True Partners Capital Holding Limited for $6,729,629 from a related party. The fair market value of such stock on the acquisition date was $10,003,689. The difference between the purchase price and the fair market value of $3,274,060 was recorded as an equity transaction on Company’s consolidated statement of stockholders’ equity at December 31, 2021. Pursuant to a Stock Purchase Agreement from February 2022, the Company sold 62,122,908 shares of True Partner to DSS Inc. (through the transfer of subsidiary and otherwise), for a purchase price of 17,570,948 shares of common stock of DSS. DSS shareholders approved the Stock Purchase Agreement on May 17, 2022 (which is deemed to be the effective date of this transaction). The transaction loss of $446,104, which is the difference between the fair value of True Partner stock and fair value of DSS stock at the agreement’s effective date, was recorded as other expense in the Company’s Statement of Operations.

Issuance of Common Stock

On January 24, 2022, the Company entered into stock purchase agreement with Chan Heng Fai, pursuant to which the Company agreed to issue to Chan Heng Fai 1,750,606 shares of the Company’s common stock for a purchase price of $0.0186 per share (for an aggregate purchase price of $13,000,000). On February 28, 2022 the Company entered into an agreement with Mr. Chan to terminate this stock purchase agreement.

Issuance of Promissory Note

On December 13, 2021 the Company entered into a Securities Purchase Agreement with Chan Heng Fai for the issuance and sale of a convertible promissory note in favor of Chan Heng Fai, in the principal amount of $6,250,000. The note bears interest of 3% per annum and is due on the earlier of December 31, 2024 or when declared due and payable by Chan Heng Fai. The note can be converted in part or whole into common shares of the Company at the conversion price of $12.50 or into cash. The loan closed on January 26, 2022 after all closing conditions were met. Mr. Chan opted to convert all of the amount of such note into 500,000 shares of the Company’s common stock, which shares were issued on January 27, 2022.

Purchase of Shares of DSS

On January 25, 2022, the Company agreed to purchase 44,619,423 shares of DSS’s common stock for a purchase price of $0.3810 per share, for an aggregate purchase price of $17,000,000. On February 28, 2022, the Company and DSS agreed to amend this stock purchase agreement. The number of shares of the common stock of DSS that the Company will purchase has been reduced to 3,986,877 shares for an aggregate purchase price of $1,519,000.

Initial Public Offering of Alset Capital Acquisition Corp.

On February 3, 2022, Alset Capital Acquisition Corp. (“Alset Capital”), a special purpose acquisition company sponsored by the Company and certain affiliates, closed its initial public offering of 7,500,000 units at $10 per unit. Each unit consisted of one of Alset Capital’s shares of Class A common stock, one-half of one redeemable warrant and one right to receive one-tenth of one share of Class A common stock upon the consummation of an initial business combination. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. Only whole warrants are exercisable. The underwriters exercised their over-allotment option in full for an additional 1,125,000 units on February 1, 2022, which closed at the time of the closing of the Offering. As a result, the aggregate gross proceeds of this offering, including the over-allotment, were $86,250,000, prior to deducting underwriting discounts, commissions, and other offering expenses.

On February 3, 2022, simultaneously with the consummation of Alset Capital’s initial public offering, Alset Capital consummated the private placement of 473,750 units (the “Private Placement Units”) to the Sponsor, which amount includes 33,750 Private Placement Units purchased by the Sponsor in connection with the underwriters’ exercise of the over-allotment option in full, at a price of $10.00 per Private Placement Unit, generating gross proceeds of approximately $4.7 million (the “Private Placement”) the proceeds of which were placed in the trust account. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement Units are identical to the units sold in the initial public offering, except that (a) the Private Placement Units and their component securities will not be transferable, assignable or saleable until 30 days after the consummation of Alset Capital’s initial business combination except to permitted transferees and (b) the warrants and rights included as a component of the Private Placement Units, so long as they are held by the Sponsor or its permitted transferees, will be entitled to registration rights, respectively.

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On May 1, 2023, Alset Capital held a Special Meeting of Stockholders. In connection with the Special Meeting and certain amendments to Alset Capital’s Amended and Restated Certificate of Incorporation, 6,648,964 shares of Alset Capital’s Class A Common Stock were rendered for redemption. Following the redemption, 2,449,786 shares of Class A Common Stock of Alset Capital remained issued and outstanding, including 473,750 shares held by the Company. The Company also owns 2,156,250 shares of Alset Capital’s Class B Common Stock. Following the redemptions, Company’s ownership in Alset Capital has increased from 23.4% of the total shares of common stock to 58.0% of the total number of outstanding shares of the two classes. The Company recognized $21,657,036 loss on the consolidation of Alset Capital. The loss is included in Company’s Consolidated Statement of Operations for the year ended December 31, 2023.

On January 9, 2024, Alset Capital and our indirect subsidiary HWH International, a Nevada corporation completed a merger. On September 9, 2022, Alset Capital, a Delaware corporation, entered into an agreement and plan of merger (the “Merger Agreement”) with HWH International and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Alset Capital (“Merger Sub”). The Company and its 85.5% owned subsidiary Alset International Limited own Alset Acquisition Sponsor, LLC, the sponsor (the “Sponsor”) of Alset Capital.

Pursuant to the Merger Agreement, on January 9, 2024, a business combination between Alset Capital and HWH International was effected through the merger of Merger Sub with and into HWH International, with HWH International surviving the merger as a wholly owned subsidiary of Alset Capital (the “Merger”), and Alset Capital changing its name to HWH International Inc. (“New HWH”).

The total consideration paid at the closing of the Merger by New HWH to the HWH International shareholders was 12,500,000 shares of New HWH common stock. Alset International Limited owned the majority of the outstanding shares of HWH International at the time of the business combination, and received 10,900,000 shares of New HWH as consideration for its shares of HWH International.

Purchase of Note from DSS

On February 25, 2022, Alset International entered into an assignment and assumption agreement with DSS pursuant to which DSS has agreed to purchase a convertible promissory note from Alset International. The note has a principal amount of $8,350,000 and accrued but unpaid interest of $367,400 through May 15, 2022. The note was issued by American Medical REIT, Inc. The consideration to be paid for the note will be 21,366,177 shares of DSS’s common stock. The number of DSS shares to be issued as consideration was calculated by dividing $8,717,400, the aggregate of the principal amount and the accrued but unpaid interest under the Note, by $0.408 per share. The closing of the Assumption Agreement and the issuance of the DSS shares described above was subject to the approval of the NYSE American and DSS’s shareholders. The shareholders of DSS approved this transaction on May 17, 2022. On July 12, 2022, Alset International entered into Amendment No. 1 to the Assumption Agreement. Amendment No. 1 revised the Assumption Agreement to remove an adjustment provision. On July 12, 2022, the transactions contemplated by the Assumption Agreement and Amendment No. 1 were consummated, Alset International assigned the Note to DSS, and DSS issued to Alset International 21,366,177 shares of DSS’s common stock.

Purchase of Rental Business from Majority-Owned Subsidiary

On December 9, 2022, Alset Inc. entered into an agreement with Alset EHome Inc. and Alset International Limited pursuant to which Alset Inc. agreed to reorganize the ownership of its home rental business. Previously, Alset Inc. and certain majority-owned subsidiaries collectively owned 132 single-family rental homes in Texas. 112 of these rental homes are owned by subsidiaries of American Home REIT Inc. (“AHR”). Alset Inc. owns 85.5% of Alset International Limited, and Alset International Limited indirectly owns approximately 99.9% of Alset EHome Inc.

The closing of the transaction contemplated by this agreement was completed on January 13, 2023. Pursuant to this agreement, Alset Inc. has become the direct owner of AHR and its subsidiaries that collectively own these 112 homes, instead of such homes being owned indirectly through Alset International Limited’s subsidiaries.

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Alset EHome Inc. sold AHR to Alset Inc. for a total consideration of $26,250,933, including the forgiveness of debt in the amount of $13,900,000, a promissory note in the amount of $11,350,933 and a cash payment of $1,000,000. This purchase price represents the book value of AHR as of November 30, 2022.

The closing of this transaction was approved by the shareholders of Alset International Limited. Certain members of Alset Inc.’s Board of Directors and management are also members of the Board of Directors and management of each of Alset International Limited and Alset EHome Inc.

Acquisition of Additional Value Exchange Securities

On October 17, 2022, our majority-owned subsidiary Hapi Metaverse Inc. entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Chan Heng Fai, who is the Chairman of Hapi Metaverse’s Board of Directors and the Chairman, Chief Executive Officer and largest stockholder of Alset Inc. Pursuant to the Stock Purchase Agreement, Hapi Metaverse bought an aggregate of 7,276,163 shares of Value Exchange International Inc. (“VEII”) for the following purchase prices: (i) $1,733,079.12 for 7,221,163 shares, representing a price of $0.24 per share; (ii) $2,314 for 10,000 shares, representing a price of $0.2314 per share; (iii) $5,015 for 25,000 shares, representing a price of $0.2006 per share; and (iv) $3,326 for 20,000 shares, representing a price of $0.1663 per share. Collectively, these purchases represent an aggregate purchase price of $1,743,734.12 for 7,276,163 shares of VEII. Such purchase prices were negotiated between the parties to the Stock Purchase Agreement.

Mr. Chan and another member of the Board of Directors of Hapi Metaverse, Lum Kan Fai Vincent, are both members of the Board of Directors of VEII. In addition to Mr. Chan, two other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of VEII (Wong Shui Yeung and Wong Tat Keung).

Issuance of Convertible Loans to Value Exchange

On January 27, 2023, the Company and New Electric CV Corporation (together with the Company, the “Lenders”) entered into a Convertible Credit Agreement (the “Credit Agreement”) with VEII. The Credit Agreement provides VEII with a maximum credit line of $1,500,000 with simple interest accrued on any advances of the money under the Credit Agreement at 8%. The Credit Agreement grants conversion rights to each Lender. Each Advance shall be convertible, in whole or in part, into shares of VEII’s Common Stock at the option of the Lender who made that Advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price”. In the event that a Lender elects to convert any portion of an Advance into shares of VEII Common Stock in lieu of cash payment in satisfaction of that Advance, then VEII would issue to the Lender five (5) detachable warrants for each share of VEII’s Common Stock issued in a Conversion (“Warrants”). Each Warrant will entitle the Lender to purchase one (1) share of Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. On February 23, 2023, Hapi Metaverse loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII Common Stock.

On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s Common Stock. Under the terms of the Credit Agreement, Hapi Metaverse received Warrants to purchase a maximum of 36,723,160 shares of VEII’s Common Stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance.

On December 14, 2023, Hapi Metaverse entered into a Convertible Credit Agreement (“Credit Agreement”) with VEII. On December 15, 2023, the company loaned VEII $1,000,000. The Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the Credit Agreement, as amended, this amount can be converted into VEII’s Common Shares pursuant to the terms of the Credit Agreement for a period of three years. In the event that Hapi Metaverse converts this loan into shares of VEII’s Common Stock, the conversion price shall be $0.045 per share. In the event that Hapi Metaverse elects to convert any portion of the loan into shares of VEII’s Common Stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to Hapi Metaverse five (5) detachable warrants for each share of VEII’s Common Stock issued in a conversion (“Warrants”). Each Warrant will entitle the company to purchase one (1) share of VEII’s Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. At the time of this filing, the company has not converted the Loan Amount.

The Company currently owns a total of 21,120,795 shares (representing approximately 48.55%) of VEII.

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SHRG Shares Dividend Received from DSS

On May 4, 2023, DSS distributed approximately 280 million shares of Sharing Services Global Corporation (“SHRG”) beneficially held by DSS and its subsidiaries in the form of a dividend to the shareholders of DSS common stock. As a result of this distribution, the Company directly received 70,426,832 shares of SHRG, and through its majority-owned subsidiary Alset International Limited, and certain subsidiaries of Alset International Limited, indirectly received additional 55,197,696 shares of SHRG. The Company and its majority-owned subsidiaries now collectively own 125,624,528 shares of SHRG, representing 33.4% of the issued and outstanding shares of SHRG Common Stock (such number of SHRG shares held and ownership percentage do not include any shares held by affiliates of the Company which we do not hold a majority interest in). Additionally, Chan Heng Fai, directly and indirectly is the owner of an additional 37,947,756 shares of SHRG and is a beneficial owner of approximately 43.5% of SHRG shares (including those shares owned by Alset Inc. and its majority-owned subsidiaries).

Purchase of Hapi Travel Ltd. Stock

On June 14, 2023, the Company’s subsidiary completed acquisition of Hapi Travel Limited (“HTL”), an online travel business started in Hong Kong and under common control of the Company. The accompanying consolidated financial statements include the operations of the acquired entity from its acquisition date. The acquisition has been accounted for as a business combination. Accordingly, consideration paid by the Company to complete the acquisition is initially allocated to the acquired assets and liabilities assumed based upon their estimated fair values on the acquisition date. The recorded amounts for assets acquired and liabilities assumed are provisional and subject to change during the measurement period, which is up to 12 months from the acquisition date. As a result of the acquisition of HTL, a deemed dividend of $214,174 was generated as a result of the business combination, which represents the purchase price of $214,993 in excess of identifiable equity.

The common control transaction described above resulted in the following basis of accounting for the financial reporting periods:

●	The acquisition of HTL was accounted for prospectively as of June 14, 2023 as this did not represent a change in reporting entity.
●	The acquisition of HTL was under common control and was consolidated in accordance with ASC 850-50. The Consolidated financial statements were not retrospectively adjusted for the acquisition of HTL as of January 1, 2022 for comparative purposes because the historical operations of HTL were deemed to be immaterial to the Company’s consolidated financial statements.

Planned Acquisition of New Energy Asia Pacific Inc.

On December 13, 2023, the Company entered into a term sheet (the “Term Sheet”), with Chan Heng Fai (the “Seller”), the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company. Pursuant to the Term Sheet, the Company will purchase from the Seller all of the issued and outstanding shares of New Energy Asia Pacific Inc. (“NEAPI”), a corporation incorporated in the State of Nevada. NEAPI owns 41.5% of the issued and outstanding shares of New Energy Asia Pacific Limited (“New Energy”), a Hong Kong corporation.

Under the terms of the Term Sheet, the consideration for the acquisition of NEAPI will be $103,750,000.00, to be paid in the form of a convertible promissory note (the “Note”) to be issued to the Seller. The Note shall have a term of five years and shall pay interest at a rate of 3% per annum. Either the Company or the Seller may convert all or any portion of the outstanding debt contemplated by the Note into shares of the Company’s common stock during the term of the Note. The conversion price for the Note has been set at $12.00 per share (based on a calculation of the approximate adjusted NAV of the Company per share as at September 30, 2023) which is equivalent to approximately 16 times the last market trading price of AEI of $0.75 as of December 12, 2023. The closing of this acquisition will be subject to certain standard closing conditions, including stockholder approval and no objection from Nasdaq.

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New Energy focuses on distributing all-electric versions of special-purpose and transportation vehicles, charging stations and batteries. The Company intends for this to be a strategic move, in line with the Company’s commitment to advancing sustainable and eco-friendly solutions for the future. Currently, New Energy has a strong pipeline of demand, with signed collective sales secured via Memorandums of Understanding totaling up to $42 million in value and continues to garner strong interest from local government departments and market demand. New Energy will seek to significantly increase revenues in the coming months relating to both electric chargers and electric vehicles. New Energy’s expertise extends across Asia, with established service and training centers in China and Hong Kong, and ongoing development planned in various parts of the world. The Seller is a member of the Board of Directors of New Energy.

The Term Sheet was approved by the Audit Committee of the Board of Directors and by the Board of Directors of the Company. The Company’s Board of Directors has received a fairness opinion reflecting that the transaction is fair to the Company’s stockholders from a financial point of view. The Seller and his son, who is also a member of the Company’s Board of Directors, recused themselves from all deliberation and voting regarding this acquisition and the Term Sheet.

The Company and the Seller anticipate entering into definitive documents for this acquisition in the immediate future.

Credit Facility Agreements

On April 23, 2024, the Company entered into a credit facility agreement (the “AIL Credit Facility Agreement”) with Alset International Limited. Under the terms of the Credit Facility Agreement, Alset International Limited has provided the Company with a maximum, aggregate credit line of up to $1,000,000.

Pursuant to the Agreement, the Company may request an advance (each, an “Advance”) on the Credit Facility. Each advance shall bear a simple interest rate of seven percent (7%) per annum. Each Advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Agreement. The Company may at any time during the term of the Agreement prepay a portion or all amounts of its indebtedness without penalty. Each advance shall not be secured by a lien or other encumbrance on any Alset Inc. assets, but shall be solely a general unsecured debt obligation of the Company.

On April 24, 2024, the Company entered into a credit facility agreement (the “HWH Credit Facility Agreement”) with HWH International Inc., a Delaware corporation and the Company’s indirect, majority-owned subsidiary (“HWH”), pursuant to which the Company has provided HWH a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to US $1,000,000.

Pursuant to the Agreement, HWH may request an advance (each, an “Advance”) on the Credit Facility. Each advance shall bear a simple interest rate of three percent (3%) per annum. Each Advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Agreement. HWH may at any time during the term of the Agreement prepay a portion or all amounts of its indebtedness without penalty. Each advance shall not be secured by a lien or other encumbrance on any HWH assets, but shall be solely a general unsecured debt obligation of HWH.

Planned Acquisition of Additional Shares of DSS Inc.

On May 21, 2024, the Company entered into a Securities Purchase Agreement (the “DSS Securities Purchase Agreement”) with the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, and Heng Fai Holdings Limited, a company wholly owned by Mr. Chan. Pursuant to the DSS Securities Purchase Agreement, the Company will purchase 982,303 shares of DSS Inc., a NYSE-listed company. These shares include 979,325 shares of DSS common stock to be acquired from Mr. Chan and 2,978 shares to be acquired from Heng Fai Holdings Limited (collectively, the “DSS Shares”). The DSS Shares represent approximately 13.9% of the total issued and outstanding shares of DSS as of the date of such agreement. As consideration for the DSS Shares, the Company will issue a total of 3,316,488 shares of its common stock to Mr. Chan and Heng Fai Holdings Limited. The consideration to be paid for the DSS Shares is based on the relevant market closing price of DSS common stock and the Company’s common stock as of May 3, 2024.

Approval of the acquisition of the DSS Shares was granted by the Board of Directors of the Company during a meeting of the Board held on May 6, 2024. Mr. Chan and Chan Tung Moe, another member of the Board and the son of Mr. Chan, recused themselves from discussion and voting on the approval of the approval of such transaction and the acquisition of the DSS Shares. The closing of the transactions contemplated by the DSS Securities Purchase Agreement remain subject to the approval of the Company’s stockholders and no objection from the Nasdaq.

Debt Conversion Agreements

On September 24, 2024, HWH International Inc. (“HWH”) entered into two (2) debt conversion agreements with creditors (each an “Agreement,” or collectively, the “Agreements”): (i) Alset International Limited (which is HWH’s majority stockholder and a majority owned subsidiary of the Company); and (ii) the Company. Each Agreement converts debt owed by HWH to the respective creditor into shares of HWH’s common stock.

Under the terms of their respective Agreements, the Company converted $300,000.00 of HWH’s debt into 476,190 shares of HWH’s common stock, and Alset International Limited converted $3,501,759.00 of HWH’s debt into 5,558,347 shares of HWH’s common stock. Under the Agreements, the debt conversions resulted in the issuance of newly issued shares of HWH’s common stock. The price at which the debt conversion was fixed was set at $0.63 per share of HWH common stock. Cumulatively, the newly issued shares contemplated by the Agreements represent 6,034,537 new shares of HWH’s common stock.

Stock Purchase Agreement with Alset International Limited

On September 26, 2024, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with one of the Company’s majority owned subsidiaries, Alset International Limited. Pursuant to the Stock Purchase Agreement, the Company will purchase 6,500,000 shares (the “Shares”) of HWH. As consideration for the Shares, the Company will issue a secured promissory note to Alset International Limited in the original principal amount of $4,095,000.00 (the “Promissory Note”). The Promissory Note bears an interest rate of 5% per annum and a maturity date of September 26, 2026, and will be secured by collateral specified in a security agreement (the “Security Agreement”) between the Company and Alset International Limited.

Our Chairman, Chief Executive Officer and majority stockholder, Chan Heng Fai, is also the Chairman and Chief Executive Officer of Alset International Limited and the Chairman of HWH. In addition, certain other members of our board are also officers and/or directors of Alset International Limited and HWH.

The closing of the transactions described herein is contingent upon the approval of the stockholders of Alset International Limited and the satisfaction of other closing conditions.

Indemnification Agreements

We intend to enter into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Texas law. See “Indemnification of Directors and Executive Officers.”

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EXECUTIVE COMPENSATION

Overview of Executive Compensation

The Compensation Committee of our Board of Directors is responsible for overseeing the compensation of all of our executive officers. In this capacity, our Compensation Committee annually reviews and approves the compensation of our co- chief executive officers and other executive officers, including such goals and objectives relevant to the executive officers’ compensation that the Committee, in its discretion, determines are appropriate, evaluates their performance in light of those goals and objectives, and sets their compensation based on this evaluation.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the principal executive officer and principal financial officer of our company during the years ended December 31, 2023 and 2022; and (ii) each other individual that served as an executive officer of our company at the conclusion of the years ended December 31, 2023 and 2022 and who received more than $100,000 in the form of salary and bonus during such year. We have included the information for certain individuals who were employed and compensated by Alset International Limited or its subsidiaries. Such compensation was paid solely for services rendered to such subsidiary. For purposes of this Report, these individuals are collectively the “named executive officers” of our company.

	Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Chan Heng Fai	2023	$-	$-						$-
Chairman and Chief Executive Officer (1)	2022	$18	$7,836,115						$7,836,133

Chan Tung Moe	2023	$289,561	$-						$281,561
Director and Co-Chief Executive Officer (2)	2022	$276,495	$13,041						$289,536

Lui Wai Leung Alan	2023	$154,426							$154,425
Co-Chief Financial Officer	2022	$164,094							$164,094

Rongguo Wei	2023	$176,517							$176,517
Co-Chief Financial Officer	2022	$156,184							$156,184

Charles MacKenzie	2023							$400,000	$400,000
Chief Development Officer (3)	2022							$350,000	$350,000

(1) In 2022, Chan Heng Fai was paid bonuses totaling SGD $4,097,874 (approximately USD $3,036,115) by Alset International Limited, including bonuses for increases in the Net Asset Value (“NAV”) and market capitalization of Alset International Limited during the year ended December 31, 2021 (such amount is included in the amount for the year ended December 31, 2022, above). Chan Heng Fai is also paid SGD $1 (approximately USD $.74) per month by Alset International Limited. In February of 2022, Chan Heng Fai was paid $4,800,000 by Alset Inc. as a result of increases in Alset Inc.’s NAV in the fiscal year ended December 31, 2021 (such amount is included in the amount for the year ended December 31, 2022, above).

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(2) Chan Tung Moe was previously a consultant to the Company; since July of 2021 he has served as an employee of the Company. Chan Tung Moe is compensated by both the Company and its subsidiary Alset International.

(3) Our Chief Development Officer Charles MacKenzie is compensated by a subsidiary of our company pursuant to a consulting agreement in connection with our subsidiary’s real estate projects. Mr. MacKenzie has served as our Chief Development Officer since December of 2019.

Employment and Consulting Agreements

On February 8, 2021, the Company and the Company’s subsidiary Alset Business Development Pte. Ltd. entered into an Executive Employment Agreement (the “Employment Agreement”) with the Company’s Chairman and Chief Executive Officer, Chan Heng Fai. Pursuant to the Employment Agreement, Mr. Chan’s compensation will include a fixed salary of $1 per month and two bonus payments each year consisting of: (i) one payment equal to Five Percent (5%) of the growth in market capitalization the Company experiences in any year; and (ii) one payment equal to Five Percent (5%) of the growth in net asset value the Company experiences in any year. In each case, such payment is to be calculated within seven (7) days of December 31st of each year. Such bonus payments shall be paid in cash or the Company’s common stock, at the election of Mr. Chan.

The Company and Alset Business Development Pte. Ltd. entered into a Supplement to the Executive Employment Agreement (the “Supplement”) with Chan Heng Fai on December 13, 2021. This Supplement amended the Employment Agreement. Pursuant to the Employment Agreement, the term of the Employment Agreement was to end on December 31, 2025. The Supplement has amended the Employment Agreement to extend its expiration until December 31, 2030.

This Supplement also provides that if there is a change of control at the Company, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement). Such payment shall be calculated based on the highest annual amount paid to Chan Heng Fai through the date of such change of control. In addition, if Chan Heng Fai is terminated, pursuant to the Supplement, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement), calculated as described above.

The Compensation Committee of the Company’s Board of Directors later recommended that Chan Heng Fai be paid $4,800,000 of the Net Asset Value (“NAV”) Bonus pursuant to the Employment Agreement and the Supplement. The Company, Alset Business Development Pte. Ltd. and Chan Heng Fai entered into an Amendment to the Employment Agreement, dated as of January 26, 2022 (the “Amendment”), and such bonus was paid. The Amendment provides that in the event that the net asset value of the Company is determined to be a greater or lesser amount than $4,800,000 upon the completion and filing of the Company’s audited financial statements, Mr. Chan shall be entitled to the balance of such amount or shall reimburse the Company, as applicable. The Amendment further provides that the Company shall assume all obligations of Alset Business Development Pte. Ltd. under the Employment Agreement.

Based on the Company’s audited financial statements that were filed with the SEC on March 31, 2022, the Company determined that the NAV Bonus should be equal to $3,614,748.55 (instead of $4,800,000), due to a difference between the anticipated and actual growth in the Company’s net asset value. Accordingly, on April 29, 2022, the Executive settled the true-up payment of $1,185,251.45 with the Company.

Chan Heng Fai was paid bonuses totaling SGD $8,076,472 (approximately USD $5,983,858) in 2021 by our majority owned subsidiary, Alset International Limited. Such payment was based on increases in the NAV and market capitalization of Alset International during the year ended December 31, 2020. In 2022, Chan Heng Fai has been paid bonuses totaling SGD $4,097,874 (approximately USD $3,036,115) by Alset International, including bonuses for increases in the NAV and market capitalization of Alset International during the year ended December 31, 2021. Chan Heng Fai is also paid SGD $1 (approximately USD $.74) per month by Alset International Limited. Mr. Chan’s current employment agreement with Alset International Limited, dated as of December 10, 2021, provides that Mr. Chan shall continue to be paid SGD $1.00 per month, and shall be entitled to receive a bonus equal to 5% of the market capitalization growth of Alset International and 5% of the annual NAV increase of Alset International. The term of this agreement was made effective to March 25, 2020 and shall end on March 24, 2030. If Alset International terminates the appointment of Mr. Chan (subject to certain exceptions), Alset International shall be obliged to compensate Mr. Chan with a severance payment which will be equivalent to the total remuneration that would have been paid to Mr. Chan as if he had completed his term as the Chief Executive Officer of Alset International (“Severance Payment”). In the event there is a change in control of Alset International, Mr. Chan shall be granted with the option to continue his appointment with Alset International. If Mr. Chan decides not to continue with the appointment, Alset International shall be obliged to compensate Mr. Chan an amount equivalent to the Severance Payment. The Severance Payment shall be for the balance of the tenure of his term and shall be computed based on the highest annual remuneration, including salaries, incentive payments and performance bonus paid to Mr. Chan in the previous years prior to the termination of the appointment. Such Severance Payment shall be paid in cash only.

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On July 1, 2021 the Company and its subsidiary Alset Business Development Pte. Ltd. entered into Executive Employment Agreement with the Company’s Co-Chief Executive Officer, Chan Tung Moe. Based on the agreement, Chan Tung Moe’s compensation will include a fixed salary of $10,000 per month. In addition, Chan Tung Moe was paid a signing bonus of $60,000. Chan Tung Moe is the son of the Chief Executive Office, Chairman and majority stockholder, Chan Heng Fai. Chan Tung Moe is also compensated by (1) our subsidiary Alset International Limited, and is paid a fixed salary of SGD $17,500 (approximately USD $12,250) per month; and (2) our related party DSS, Inc., and is paid a consulting fee of $10,000 per month.

Mr. Lim is compensated by our subsidiary Alset International Limited, and is paid salary and other amounts equal to SGD $20,000 Singapore Dollars (approximately USD $14,000) per month.

Our Chief Development Officer Charles MacKenzie is compensated by SeD Development Management LLC, a majority-owned, indirect subsidiary of the Company, pursuant to a consulting agreement in connection with our subsidiary’s real estate projects. MacKenzie Equity Partners, LLC, an entity affiliated with Charles MacKenzie, has had a consulting agreement with this majority-owned subsidiary of the Company since 2015. Pursuant to an agreement entered into in June of 2022, as supplemented in August, 2023, the Company’s subsidiary has paid $25,000 per month for consulting services. In addition, MacKenzie Equity Partners has been paid certain bonuses, including (i) a sum of $50,000 in June, 2022; (ii) a sum of $50,000 in August 2023; and (iii) a sum of $50,000 in December, 2023.

Effective as of February 15, 2022, the Company appointed Anthony S. Chan as the Chief Operating Officer of the Company. Mr. Chan had served as a consultant to the Company since April of 2021. Mr. Chan continued to be compensated pursuant to the terms of a consulting agreement entered into between the Company and CA Global Consulting Inc., pursuant to which the Company initially paid Anthony S. Chan’s company $12,000 per month. This monthly payment was increased to $15,000 per month in May of 2022. Anthony S. Chan resigned as Chief Operating Officer of the Company on March 10, 2024. This consulting arrangement was terminated as of June 13, 2024.

2018 Incentive Compensation Plan

Under our 2018 Incentive Compensation Plan (the “Plan”), adopted by our board of directors and holders of a majority of our outstanding shares of common stock in September 2018, 500,000 shares of common stock (subject to certain adjustments) were reserved for issuance upon exercise of stock options and grants of other equity awards. The Plan is designed to serve as an incentive for attracting and retaining qualified and motivated employees, officers, directors, consultants and other persons who provide services to us. The compensation committee of our board of directors administers and interprets the Plan and is authorized to grant stock options and other equity awards thereunder to all eligible employees of our company, including non-employee consultants to our company and directors.

The Plan provides for the granting of “incentive stock options” (as defined in Section 422 of the Code), non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Options may be granted under the Plan on such terms and at such prices as determined by the compensation committee of the board, except that the per share exercise price of the stock options cannot be less than the fair market value of our common stock on the date of the grant. Each option will be exercisable after the period or periods specified in the stock option agreement, but all stock options must be exercised within ten years from the date of grant. Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution. The Compensation Committee of the Board has the authority to amend or terminate the Plan, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement. Unless terminated sooner, the Plan will terminate ten years from its effective date. The Plan also provides that no participant may receive stock options or other awards under the Plan that in the aggregate equal more than 30% of all options or awards issued over the life of the Plan. To date, we have not issued any stock options to officers, directors or employees. The reservation of shares under the Incentive Compensation Plan was cancelled in May of 2021. The Compensation Committee intends to grant stock options to key employees and non-executive directors of our company in the future.

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Outstanding Equity Awards at 2023 Fiscal Year-End

No stock options or other equity awards were granted to any of our named executive officers during the year ended December 31, 2023.

ANNUAL REPORT ON FORM 10-K

Copies of our proxy materials, including this Proxy Statement and the Annual Report are available online at www.iproxydirect.com/AEI. The Annual Report, however, is not part of this proxy solicitation material.

Any person who was our stockholder on the Record Date (including any beneficial owner of shares) may request a copy of the Annual Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed to Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, Attention: Investor Relations, or by calling Investor Relations at (301) 971-3940. In addition, copies of this Proxy Statement, the Annual Report, and all other documents filed electronically by us, may be reviewed on the SEC’s website at: http://www.sec.gov.

OTHER MATTERS

Other Business

As of the date of this Proxy Statement, our Board of Directors knows of no business to be presented at the Annual Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

Stockholder Proposals for 2025 Annual Meeting of Stockholders

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2025 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices not later than June 28, 2025. The proposal should be addressed to Secretary, Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with Section 2.13 of our bylaws, for business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary not later than ninety (90) calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within thirty (30) days of the anniversary of the previous year’s annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to the bylaws may provide the information required for notice of a stockholder proposal simultaneously with the written request for the meeting submitted to the Secretary or within ten (10) calendar days after delivery of the written request for the meeting to the Secretary.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing stockholder, and the classes and number of shares of the Company held by the proposing stockholder.

(b) If the notice is in regard to a nomination of a candidate for election as director: (a) the name, age, and business and residence address of the candidate; (b) the principal occupation or employment of the candidate; and (c) the class and number of shares of the Corporation beneficially owned by the candidate.

(c) If the notice is about a proposal other than a nomination of a candidate for election as director, a brief description of the business desired to be brought before the meeting and the material interest of the proposing stockholder in such proposal.

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Householding of Annual Meeting Materials

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, this Proxy Statement, and any other Company forms or notices may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or other notices or forms for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our Secretary at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD, 20814, we will promptly provide separate copies of our Annual Report on Form 10-K and/or this Proxy Statement. Stockholders sharing an address who are receiving multiple copies of this Proxy Statement and/or Annual Report on Form 10-K and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board and
Chief Executive Officer

Dated: October 17, 2024

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ALSET INC.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

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THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1. TO ELECT SEVEN (7) DIRECTORS, EACH TO HOLD OFFICE UNTIL THE 2025 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED;
2. TO RATIFY THE APPOINTMENT OF GRASSI & CO., CPAS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024;
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THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON OCTOBER 8, 2024 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $.001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

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ALSET INC.
SHAREHOLDER SERVICES
1 Glenwood Ave Suite 1001
Raleigh NC 27603

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ALSET INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 5, 2024 AT 9:00 AM EASTERN STANDARD TIME

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The undersigned, a stockholder of Alset Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Rongguo Wei proxy, with power of substitution, for and in the name of the undersigned to attend the annual meeting of stockholders of the Company to be held at https://agm.issuerdirect.com/aei, on Thursday, December 5, 2024 beginning at 9:00 AM, Eastern Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

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→ **Please ensure you fold then detach and retain this portion of this Proxy** →

ANNUAL MEETING OF THE STOCKHOLDERS OF ALSET INC.

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Proposal 1 →	**FOR**	**WITHHOLD**
ELECTION OF DIRECTORS:		
Chan Heng Fai	☐	☐
Wong Tat Keung	☐	☐
William Wu	☐	☐
Wong Shui Yeung	☐	☐
Lim Sheng Hon Danny	☐	☐
Joanne Wong Hiu Pan	☐	☐
Chan Tung Moe	☐	☐

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MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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THE BOARD OF DIRECTORS RECOMMENDS VOTE 'FOR' THE DIRECTOR NOMINEES IN PROPOSAL 1, AND VOTE 'FOR' PROPOSAL 2.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2024

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